EXHIBIT 4A.

FIRST SECURITY BANK & TRUST Co.              CONTINUING
809 CLARK                                     GUARANTY
P.O. BOX 607                                 (LIMITED)
CHARLES CITY, IA 50616
LENDER

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             GUARANTOR                                    BORROWER
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WINNEBAGO INDUSTRIES, INC.                   FOREST CITY ECONOMIC DEVELOPMENT,
                                             INC.

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              ADDRESS                                      ADDRESS
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P.O. BOX 152, FOREST CITY, IA 50436          P.O. BOX 347, FOREST CITY, IA 50436

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TELEPHONE NO.   |    IDENTIFICATION NO.      TELEPHONE NO. |  IDENTIFICATION NO.
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     1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

     2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct or indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Indebtedness") to Lender when due (whether upon maturity or by demand, acceleration or otherwise) as follows:

     [X] LIMITED TO AN AMOUNT: Guarantor's liabilities and obligations under this Guaranty ("Obligations") shall include al present and future written agreements between Borrower and Lender (whether executed for the same or different purposes), but shall be limited to the principal amount of

BALANCE OVER TWO MILLION, FOUR HUNDRED TWENTY-FIVE THOUSAND AND NO/100

         Dollars, together with all interest and all of Lender's expenses and costs, incurred in connection with the indebtedness, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto. The limitation on the liability of Guarantor shall not apply to any costs incurred by Lender in connection with paragraph 22 hereof.

     [ ] LIMITED TO A PERCENTAGE: Guarantor's liabilities and obligations under this Guaranty ("Obligations") shall include all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) evidencing the indebtedness, but shall be limited to _________________% of the indebtedness (as the same may change from time to time), together with all interest thereon and all of Lender's expenses and costs incurred in connection with the indebtedness. This limitation on the liability of Guarantor shall not apply to any costs incurred by Lender pursuant to paragraph 22 hereof.
     [X] LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's liabilities and obligations under this Guaranty ("Obligations") shall be limited to the following described promissory notes and agreements between Borrower and Lender, together with all interest and all of Lender's expenses and costs, incurred in connection with the indebtedness, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

----------  ------------------  ---------------  ---------  ---------  -------
INTEREST    PRINCIPAL AMOUNT/      FUNDING/      MATURITY   CUSTOMER    LOAN
  RATE        CREDIT LIMIT      AGREEMENT DATE      DATE     NUMBER     NUMBER
----------  ------------------  ---------------  ---------  ---------  -------
VARIABLE    $2,925,000.000      10/01/03         08/01/12              102271
----------  ------------------  ---------------  ---------  ---------  -------

     3. SECURITY INTEREST: [ ] If checked, the Obligations under this Guaranty are secured by a lien on and/or security interest in the property described in the documents executed in connection with this Guaranty as well as any other property designated as security for this Guaranty now or in the future.

     4. ABSOLUTE AND CONTINUING NATURE OF GUARANTY: Guarantor's Obligations are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the indebtedness owed by any Borrower, Co-Guarantor or third party or any of Lender's rights against Borrower, Co-Guarantor, third party, or collateral. In addition, the Obligations shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party or by any of the following: The invalidity, illegality or unenforceability if, or any defect in, the promissory note or any agreement or any collateral security for the Obligations; Any present or future law or order of any government or of any agency thereof purporting to reduce, amend or otherwise affect the indebtedness of the Borrower or any other obligor or any other terms of payment. The waiver, compromise, settlement, release or termination of any or all of the Obligations, covenants or agreements under or arising out of the promissory note or any agreement or of any party named as Guarantor under this Guaranty; The failure to give notice to the Guarantor of the occurrence of any event of default under the promissory note or any other agreement; The loss, release, sale, exchange, surrender or other change in any collateral; The extension of the time for payment of any principal of or interest on the indebtedness or of the time for performance of any obligations, covenants or agreements under or arising out of the promissory note or any agreement set forth in the promissory note or any agreement; The taking of , or the omission t take, any of the actions referred to in the promissory note or any agreement; Any failure, omission or delay on the part of the Lender to enforce, assert or exercise any right, power or remedy conferred on the Lender in the promissory note or any agreement; The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, or other similar proceedings affecting the Guarantor or the Borrower or any of their assets, or any allegation or contest of the validity of the promissory note or any agreement; The default or failure of the Guarantor to fully perform any Obligations set forth in this Guaranty; Any event or action that would, in the absence of this paragraph, result in the release of discharge of the Guarantor from the performance or observance of any Obligation, covenant or agreement contained in this Guaranty; And any other circumstanced which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor.

     5. DIRECT AND UNCONDITINAL NATURE OF GUARANTY. Guarantor's Obligations are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or any security or collateral.
--------------------------------------------------------------------------------
IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREGULLY BECAUISE ONLY THOSE THERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALYY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMETN ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGFREEMETN INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENT TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED:  10/01/2003

GUARANTOR:  WINNEBAGO INDUSTRIES, INC.   GUARANTOR:  WINNEBAGO INDUSTRIES, INC.

/s/ Edwin F. Barker                      /s/ Joseph L. Soczek, Jr.
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EDWIN F. BARKER, VICE PRESIDENT & CFO    JOSEPH L. SOCZEK, JR., TREASURER


GUARANTOR:                               GUARANTOR:

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

     6. WAIVER. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of the obtaining or release of any guaranty, assignment, or other security for any of the indebtedness; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the indebtedness and this Guaranty and all other notices and demands pertaining to the indebtedness and this Guaranty; any and all defenses to payment as permitted by law. The Guarantor hereby waives the right to require that any action be brought first against the Borrower or any other Guarantor, or any security, or to require that resort be made to any security or to any balance of any deposit account on credit on the books of the Lender in favor of the Borrower or of any Guarantor. The Guarantor will not assert against the Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statue of frauds, anti-deficiency statute, fraud, incapacity, illegality or unenforceability which may be available to Borrower or any third party, whether or not on account of a related transaction. The Guarantor agrees that the Guarantor shall be liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Obligations, whether or not the liability of Borrower or any other third party for the deficiency is discharged by statute or judicial decision.

     7. DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor;

     (a) fails to pay any amount under this Guaranty or any indebtedness to Lender when due (whether such amount is due at maturity by acceleration or otherwise);

     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in any loan document or this Guaranty or any other present or future promissory note or written agreement;

     (c) provides or causes any false or misleading signature or representation to be provided to Lender;

     (d) allows any collateral for the indebtedness or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;

     (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or ay of their property;

     (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, has an adverse material change in its financial condition, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

     (g) causes Lender, in good faith, to believe the prospect of payment of performance is impaired.

     8. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law);

     (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;

     (b) to collect the outstanding Obligations under this Guaranty with or without resorting to judicial process;

     (c)  to take possession of any collateral in any manner permitted by law;

     (d) to require Guarantor to deliver and make available to Lender any Collateral at a place reasonably convenient to Guarantor and Lender;

     (e) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to judicial process;

     (f) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

     (g) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right of set-off.

     9. SUBORDINATION. The payment of any present or future indebtedness of Borrower to Guarantor will be postponed and subordinated to the payment in full of any present or future indebtedness of Borrower to Lender during the term of this Agreement. In the event that Guarantor receives any monies, instruments, or other remittances to be applied against Borrower's obligations to Guarantor, Guarantor will hold these funds in trust for Lender and immediately endorse or assign (if necessary) and deliver these monies, instruments and other remittances to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of Borrower's creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

     10. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's Independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

     11. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional indebtedness to Lender in the future.

     12. SUBROGATION. The Guarantor hereby irrevocably waives and releases the Borrower from all "claims" (as defined in Section 101(5) of the Bankruptcy Code) to which the Guarantor is or would, at any time, be entitled by virtue of its obligations under this Guaranty, including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Borrower.

     13. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future indebtedness to Lender in any order.

     14. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

     15. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof.

     16. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or Obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

     17. MODIFICATION AND WAIVER. The modification or waiver of any of Guarantor's Obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

     18. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     19. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

     20. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

     21. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the jurisdiction and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

     22. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's reasonable attorneys' fees, legal expenses and other costs as permitted by law.

     23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and that Guarantor does not have unreasonably small capital. Guarantor represents that all required director and shareholder consents to enter into this Guaranty have been obtained.

     24. MISCELLANEOUS. Guarantor will provide Lender with a current financial statement and other financial information upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligation shall be joint and several. Nothing in this Guaranty is intended to require, nor should it be construed to require, the signature of Borrower's spouse in violation of Regulation B (12 C.F.R. Part 202.7) in connection with this or any other indebtedness of Borrower to Lender. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

     25. WAIVER OF JURY TRIAL. LENDER AND GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OR, UNDER OR IN CONJUCTION WITH THE INDEBTEDNESS GUARANTEED HEREBY, THIS GUARANTY AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OR EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN OR LOANS GUARANTEED HEREBY.

     26. ADDITIONAL TERMS.

FIRST SECURITY BANK & TRUST CO.         COMMERCIAL
809 CLARK, P.O. BOX 607                  SECURITY
CHARLES CITY, IA 50616                   AGREEMENT
"LENDER"


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               BORROWER                           OWNER OF COLLATERAL
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FOREST CITY ECONOMIC DEVELOPMENT, INC.   WINNEBAGO INDUSTRIES, INC.


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               ADDRESS                                 ADDRESS
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P.O. Box 347                             P.O. Box 474
Forest City, IA 50436                    Forest City, IA 50436

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TELEPHONE NO.        IDENTIFICATION NO.  TELEPHONE NO.        IDENTIFICATION NO.
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     1. SECURITY INTEREST. For good and valuable consideration, Owner of
Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

     2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (including costs of collection, legal expenses, and reasonable attorney's fees, incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness or preserving, protecting, or realizing on the Collateral herein), liabilities, obligations, and covenants (cumulatively "Obligations") to Lender including, without limitation, (except obligations requiring a notice of the right of rescission required by law, unless such notice is given), those arising under or pursuant to:

     a.   this Agreement and the following promissory notes and agreements:

--------  -----------------  --------------  --------  --------  ------
INTEREST  PRINCIPAL AMOUNT/     FUNDING/     MATURITY  CUSTOMER   LOAN
  RATE       CREDIT LIMIT    AGREEMENT DATE    DATE     NUMBER   NUMBER
--------  -----------------  --------------  --------  --------  ------

 5.75%     $2,925,000.00        10/01/03     08/01/12            102271

--------  -----------------  --------------  --------  --------  ------

     b [X]if checked, all other present or future, evidences of indebtedness, agreements, instruments, guaranties, or otherwise of Borrower of Owner to Lender (WHETHER INCURRED FOR THE SAME OF DIFFERENT PURPOSES THAN THE FOREGOING);

     c. all renewals, extensions, amendments, modifications, replacements, or substitutions to any of the foregoing; and

     d.   applicable law.

     3. COLLATERAL. The Collateral shall consist of all of the following-described property, as defined by the Uniform Commercial Code presently or as hereafter amended or replaced, and Owner's rights, title, and interest in such property whether now or hereafter existing or now owned or hereafter acquired by Owner and wherever located (collectively the "Collateral"):

  [ ] All accounts including, but not limited to, the accounts described on Schedule A attached hereto and incorporated herein by this reference;

  [ ] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached here to and incorporated here in by this reference;

  [X] All deposit accounts including, but not limited to, the deposit accounts described on Schedule A attached hereto and incorporated herein by this reference;

  [ ] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

  [ ] All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

  [ ] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

  [ ] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

  [X] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

  [ ] All inventory including, but not limited to, the inventory described on Schedule A attached hereto and incorporated herein by this reference;

  [ ] All investment property including, but not limited to, the investment described on Schedule A attached hereto and incorporated herein by this reference;

  [ ] All letter-of-credit rights including, but not limited to, the letter-of-credits described on Schedule A attached hereto and incorporated herein by this reference;

  [ ] All as-extracted collateral including, but not limited to, all minerals of the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

  [ ] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

  [ ]  Other;

All monies, instruments, and savings, checking, or other deposit accounts that are now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);

All monies or instruments pertaining to the Collateral described above;

All accessions, accessories, additions, amendments, attachments, modifications, replacements, and substitutions to any of the above;

All proceeds and products of any of the above; and

All supporting obligations of any of the above.

     4. OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 42-0802678.

     5. OWNER'S LOCATION. [ ] Owner is an individual and maintains his or her principal residence in the state of: ______________. [X] Owner is a: CORPORATION duly incorporated, registered, formed or organized, validly existing and in good standing under the laws of the state of: IOWA. [ ] Owner is a: _________________ and maintains its principal place of business or, if it has more than one place of business, its chief executive office in the state of: ________.

     6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Owner represents, warrants and covenants to Lender that:

     (a)  Owner is and shall remain the sole owner of the Collateral:

     (b) Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any Hazardous Materials across the property. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum;
          (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to
          Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recover Act or any amendments or replacements to that statue/ or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to the statue;

     (c) Owners' location (Owner's place of organization, principal place of business or, if more than one place of business, chief executive office or principal residence) is the state indicated in paragraph 5. Owner shall not change its state of location without first notifying Lender of writing.

     (d) The Collateral is located and has been located during the four (4) month period prior to the date here of at Owner's address described above or any address described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;

     (e) Owner hall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without Lender's prior written consent'

     (f) Owner's exact legal name is as set forth on the first page of this Agreement. Owner shall not change such name or sue any trade name without Lender's prior written consent, and shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the proposed effective date of such change.

     (g) The Collateral is and shall at all times remain free of all tax an other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;

     (h) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

     (i) Owner will cooperate with Lender in obtaining and maintaining control with respect to all deposit accounts, investment property, letter-of-credit rights and electronic chattel paper constituting the Collateral;

     (j) Owner shall provide Lender with possession as appropriate, of all chattel paper, documents, instruments and investment property, constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, documents and investment property constituting the Collateral to show that the same are subject to Lender's security interest;

     (k) All of Owner's accounts; chattel paper; deposit accounts; documents; general intangibles' instruments; investment property; letter-of-credit rights; and federal, state; county; and municipal government and other permits and licenses; trusts, liens, contracts, leases, and agreements, constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;

     (l) Owner shall not amend, modify, replace, or substitute any account; chattel paper; deposit account; document; general intangible; instrument; investment property; or letter-of-credit right constituting the Collateral without the prior consent of Lender. Owner shall not create any chattel paper constituting the Collateral without placing a legend on the chattel paper acceptable to Lender indicating that Lender has a security interest in the chattel paper;

     (m) No person shall file an amendment that is a termination statement for a financing statement concerning any of the Collateral without the prior written consent of Lender, except to the extent permitted by the Uniform Commercial Code presently or as hereafter amended or replaced;

     (n) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statue, regulation, ordinance, rule of law, contract or other agreement which may or hereafter be binding on Owner;

     (o) No action or proceeding is pending against Owner which may result in any material or adverse change in its business operations or financial condition or materially affect the Collateral:

     (p) Owner has not violated and shall not violate any applicable federal, state, county or municipal statue, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;

     (q) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution;

     (r) Owner will, upon receipt, deliver to Lender as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations; and

     (s) Owner agrees to the terms of the Obligations and to the terms of any renewals, extensions, amendments, modifications, replacements or substitutions of the Obligations; Lender may enter into agreements in the future with Borrower, which, if this Agreement so provides, will become Obligations secured by the Collateral described in this Agreement; property other than the Collateral may also secure the Obligations, that Lender shall have no obligation to exercise its rights against such property prior to exercising its rights against the Collateral, that Lender may accept substitutions or exchanges for any such property; and that Lender may release its security interest in such property at any time; parties other than Borrower may be or may become obligated under the Obligations; and

     (t) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

     7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell, license, exchange or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

     8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall at any time and from time to time take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code, presently or as hereafter amended or replaced, and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code presently or as hereafter amended or replaced, or other applicable law. Owner authorizes Lender to execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

     9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party and, following a default hereunder, to make payment to Lender.

     10. LOCK BOX, COLLATERAL ACCOUNT. If Lender so requests at any time (whether or not Owner is in default of this Agreement), Owner will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Lender. Owner hereby authorizes and directs Lender to deposit into a special collateral account to be established and maintained with Lender all checks, drafts and cash payments received in said lock box. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any obligation. At its option, Lender may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Obligations in such order of application as Lender may determine, or permit Owner to withdraw all or any part of the balance on deposit in said collateral account. If a collateral account is so established, Owner agrees that Owner will promptly deliver to Lender in the form received (except for Owner's endorsement if necessary). Until so deposited, all payments on accounts and chattel paper received by Owner shall be held in trust by Owner for and as the property of Lender and shall not be commingled with any funds or property of Owner.

     11. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

     12. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact and agent to endorse Owner's name on all instruments and other remittances payable to owner with respect to the indebtedness, including any items received by Lender in any lockbox account, or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

     13. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Owner shall ensure that Collateral which is not now a fixture does not become a fixture. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to the Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

     14. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral. Lender has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

     15. INSURANCE. The collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft, hail or other casualty. If the Collateral consists of a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductible not to exceed $___________. Insurance coverage obtained by Owner shall be from a licensed insurer subject to Lender's approval. Owner shall assign to Lender all rights to receive proceeds of insurance not exceeding the amount owed under the obligations described above, and direct the insurer to pay all proceeds directly to Lender. The insurance policies shall require the insurance company to provide Lender with at least _______________ days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and change the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact and agent for Owner in making and settling claims under insurance policies, canceling any policy or endorsing Owner's name on any draft or negotiable instrument drawn by any insurer.

     16. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defect Lender from such Claims, and pay the attorney's fees, legal expenses and other costs to the extent permitted by applicable law, incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defect such Claims at Owner's cost.

     17. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns by pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

     18. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspection and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

     19. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or any guarantor:
     (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;
     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future written agreement regarding this or any other indebtedness to Lender;
     (c) provides or causes any false or misleading signature or representation to be provided to Lender;
     (d) allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;
     (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;
     (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;
     (g) dies, becomes legally incompetent, its dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, has a material change in its financial condition, fails to pay any debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding.
     (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or
          (i) causes Lender, in good faith, to believe the prospect of payment or performance is impaired.

     20. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):
     (a)  to declare the Obligations immediately due and payable in full;
     (b) to collect the outstanding Obligations with or without resorting to judicial process;
     (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;
     (d)  to take possession of any Collateral in any manner permitted by law;
     (e) to apply for an obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;
     (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;
     (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process;
     (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
     (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised tighter, separately, and in any order. Unless the Collateral is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will provide reasonable notification of the time and place of any sale or intended disposition as required under the Uniform Commercial Code, presently or as hereafter amended or replaced. Lender has no obligation to clean up or otherwise prepare the Collateral for sale. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If the Collateral consists of securities, Lender shall be entitled to transfer the securities into the name of Lender or its designee and to vote the securities. Lender shall be authorized to notify the issue of the securities to remit any related dividends, interest and securities resulting from stock splits, reorganizations and capitalizations directly to Lender or its designee. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Upon any default, Owner shall segregate all proceeds of Collateral and hold such proceeds in trust for Lender. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

     21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorney's fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement any interest theron and then to the payment of the remaining Obligations in whatever order Lender chooses.

     22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of an action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

     23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies, or obligations described in this Agreement without the prior written consent of Lender. Consent maybe withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

     24. MODIFICATION AND WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender. Lender may perform any or Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any if its rights against any Owner, third party or collateral. Owner waives any right it may have to require Lender to pursue any third person for any of the Obligations.

     25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the inure to the benefit of Owner and Lender and their respective successors, assign, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

     27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

     28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address, except to the extent that the Uniform Commercial Code, presently or as hereafter amended or replaced, provides for the application of the law of the state of Owner's location, as indicated in Paragraph 5. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained in this Agreement or any related document and agrees not to commence or seek to remove such legal proceeding in or to a different court.

     29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement, Owner agrees to pay Lender's reasonable attorney's fees and collection costs, including, without limitation, any and all reasonable attorney's fees and costs incurred on appeal of in any bankruptcy proceeding.

     30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner as requested by Lender from time to time. All information furnished by Owner to Lender shall be true, accurate, and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor, and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. This Agreement shall be binding upon the heirs, successors and assigns of Owner and Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

     31. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURTY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

     32. ADDITIONAL TERMS:

IMPORTANT:  READ BEFORE SIGNING.  THE TERMS OF THIS AGREEMENT SHOULD
BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement. Owner acknowledges receipt of any exact copy of this Agreement.

Dated:  October 1, 2003



OWNER:  WINNEBAGO INDUSTRIES, INC.      OWNER:  WINNEBAGO INDUSTRIES, INC.

/s/ Edwin F. Barker                     /s/ Joseph L. Soczek, Jr.
-------------------------------------   --------------------------------------
EDWIN F. BARKER, VICE PRESIDENT & CFO   JOSEPH L. SOCZEK, JR., TREASURER

OWNER:                                  OWNER:

-------------------------------------   --------------------------------------


OWNER:                                  OWNER:

-------------------------------------   --------------------------------------


OWNER:                                  OWNER:

-------------------------------------   --------------------------------------

                                   SCHEDULE A

MANUFACTUERS BANK & TRUST COMPANY CERTIFICATE OF DEPOSIT NUMBER 34303 DATED MARCH 27, 2002 FOR $500,000.00 IN THE NAME OF WINNEBAGO INDUSTRIES, INC.











                                   SCHEDULE B






Record Owner Name:


                                   SCHEDULE C








                                   SCHEDULE D

FIRST SECURITY BANK & TRUST CO.
809 CLARK
PO BOX 607                          DEPOSIT ACCOUNT
CHARLES CITY, IA 50616             CONTROL AGREEMENT
LENDER



-----------------------------------      ---------------------------------------
             OWNER                          DEPOSITORY INSTITUTION
-----------------------------------      ---------------------------------------
WINNEBAGO INDUSTRIES, INC.               MANUFACTURERS BANK & TRUST COMPANY


-----------------------------------      ---------------------------------------
             ADDRESS                            ADDRESS
-----------------------------------      ---------------------------------------
PO BOX 474                               PO BOX 450
FOREST CITY, IA 50436                    FOREST CITY, IA 50436
-----------------------------------      ---------------------------------------


-----------------------------------
TELEPHONE NO.    IDENTIFICATION NO.
-----------------------------------

----------------  -------------  ----------------  ------------  --------------  ---------------  -----------
    OFFICER         INTEREST        PRINCIPAL        FUNDING         MATURITY       CUSTOMER         LOAN
    INITIALS           RATE           AMOUNT          DATE             DATE          NUMBER         NUMBER
----------------  -------------  ----------------  ------------  --------------  ---------------  -----------
                  5.75%          $2,925,000.00     10/01/03      08/01/12                         102271
----------------  -------------  ----------------  ------------  --------------  ---------------  -----------

1. AGREEMENT, in consideration of the provisions of this Agreement, and for other good and valuable consideration, which has been received by the parties, Owner, Lender and Depository Institution identified above agree to all of the provisions of this Agreement.

2. SECURITY INTEREST. Owner has given Lender a security interest, and has pledged and assigned to Lender the following property (the "Collateral"):

     [ ] All of Owner's existing and future accounts with Depository Institution (collectively, and "Account"), all amendments, extensions, renewals, and replacements of the Account, all existing and future amounts of the Account, all existing and future interest and other earnings on the account and all proceeds.

     [X] Account number(s) 34303 CERTIFICATE OF DEPOSIT ISSUED MARCH 27, 2002 with Depository Institution (collectively, the "Account"), all amendments, extensions, renewals and replacements of the Account, all existing and future amounts in the Account, all existing and future interest and other earnings on the Account, and all proceeds.

     Owner and Lender hereby notify Depository Institution of the security interest and Depository Institution acknowledges receipt of such notification.

3. CONTROL. If the Collateral is one or more deposit accounts as defined by the Uniform Commercial Code, presently or as hereafter amended or replaced, by executing this Agreement, Owner and Depository Institution are giving Lender control over the Account, and are perfecting the security interest of the Collateral by control. Whether or not the Collateral is a deposit account as defined by the Uniform Commercial Code, presently or as hereafter amended or replaced, Depository Institution will comply with all instructions originated by Lender directing disposition of the funds in the Account without any further consent by Owner. This means that Depository Institution will comply with all orders, requests and other instructions of Lender relating to the Account including, but not limited to orders, notices, requests and other instructions to withdraw or transfer any of the funds in the Account, to redeem or terminate the Account, and to pay or transfer any of the funds in the Account to Lender or any other person or entity. Depository Institution will promptly mark its records to register Lender's security interest in the Collateral.

4. RIGHTS OF OWNER AND OTHERS.

     [ ] Until Depository Institution receives notice from Lender that Owner's rights in the Account are terminated, Depository Institution will comply with all notices, requests and other instructions from Owner for disposition of the funds in the Account. This includes, but is not limited to orders, notices, requests or instructions to withdraw or transfer any of the funds in the Account, and to pay or transfer any of the funds in the Account to Owner or any other person or entity, but not to redeem or terminate the Account. At all times after Depository Institution receives notice of Lender's termination of Owner's rights in the Account, Depository Institution will not honor any check or other item drawn by Owner on the Account or any other withdrawal or transfer by Owner from the Account, except in favor of Lender.

     [X] Until Depository Institution receives notice from Lender that Owner's rights in the Account are terminated, Depository Institution will pay to Owner all interest and other earnings on the account. Except as noted in the previous sentence or unless Lender agrees in writing, Depository Institution will not: (a) permit Owner to withdraw or transfer any of the funds in the Account; (b) comply with any order, notice, request or other instruction from Owner or any other person or entity except Lender relating to the Account; or (c) pay or transfer any of the funds in the Account to Owner or any other person or entity except Lender or to any other account except the Account. At all times after Depository Institution receives notice of Lender's termination of Owner's rights in the Account, Depository Institution will not honor any check or other item drawn by Owner of the Account or any other withdrawal or transfer by Owner from the Account, except in favor of Lender.

     [X] Unless Lender agrees in writing, Depository Institution will not: (a) permit Owner to withdraw or transfer any of the funds in the Account;
          (b) comply with any order, notice, request or other instruction from Owner or any other person or entity except Lender relating to the Account; (c) pay or transfer any of the funds in the Account to Owner or any other person or entity except Lender or to any other account except the Account; or (d) honor any check or other item drawn by Owner on the Accounts or any other withdrawal or transfer by Owner from the Account, except in favor of Lender.

5. REPRESENTATIONS AND AGREEMENTS. Owner and Depository Institution represents to Lender and agree that:

     (a) No person or entity except Lender has control over any of the Collateral. Neither Owner nor Depository Institution has entered into any acknowledgement or agreement (including, but not limited to any control agreement, pledged account agreement, blocked account agreement or other acknowledgement or agreement) that gives any person or entity other than Lender control over any of the Collateral or any other security interest, pledge, assignment lien or other right or title in any of the Collateral. Neither Owner nor Depository Institution will permit any person or entity except Lender to have control over any of the Collateral or any other security interest, pledge, assignment, lien or other right or title in any of the Collateral. Neither Owner nor Depository Institution will enter into any acknowledgement or agreement (including, but not limited to any control agreement, pledged account agreement, blocked account agreement or other acknowledgement or agreement) that gives any person or entity other than Lender control over any of the Collateral or any other security interest, pledge, assignment, lien or other right or title in any of the Collateral. Unless Lender agrees in writing, Owner is and will remain the sole account holder of the Account. Owner and Depository Institution will immediately notify Lender if any person or entity makes a claim against any of the Collateral, or claims any security interest, pledge, assignment, lien or other right or title in any of the Collateral.

     (b) Depository Institution has not issued, and will not issue, any security (as defined by the Uniform Commercial Code presently or as hereafter amended or replaced) for any of the Collateral, and has not given, and will not give, any security for any of the Collateral to Owner or any other person or entity.

     (c) All of Depository Institution's existing and future security interests, pledges, assignments, liens, claims, rights of set off and recoupment, and other right, title and interest in any of the Collateral are and will remain fully subordinate to Lender's security interest. Depository Institution will not assert or enforce any of its existing or future security interests, pledges, assignments, liens, claims, rights of set off or recoupment, or other right, title or interest in any of the Collateral, except that Depository Institution may charge standard account fees for the Account and for any checks or other items that are deposited into the Account and returned unpaid. Lender is not liable to Depository Institution for any such fees, returned checks or other returned items.

     (d) Depository Institution is a bank as defined by the Uniform Commercial Code, presently or as hereafter amended or replaced.

     (e) At Lender's request, Depository Institution will send to Lender copies of account statements and any other information concerning the Collateral.

6. RIGHTS OF DEPOSITORY INSTITUTION. Depository Institution does not have to pay uncollected funds or make funds available before it is otherwise required to do so under federal law. Depository Institution may comply with all applicable laws, regulations, rules, court orders and other legal processes pertaining to the Account.

7. TAX REPORTING. Until and unless Lender notifies Depository Institution to use a different name, Depository Institution will make all reports relating to the Account to all federal, state and local tax authorities under the name identification number of Owner.

8. TERMINATION. No provision in this Agreement can be changed, waived or terminated, except by a writing executed by Lender, Owner and Depository Institution, except that this Agreement may be terminated by a writing executed by Lender and sent to Depository Institution in which Lender releases its security interest with respect to all of the Collateral.

9. GOVERNING LAW. This Agreement will be governed by the laws of the State of IOWA. Depository institution and Owner may not change the law governing the Account without Lender's express written consent.

10. ENTIRE AGREEMENT. The Agreement is the entire agreement and supersedes any prior agreement and contemporaneous oral agreements of the parties concerning the subject matter.

11. AMENDMENTS. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

12. SEVERABILITY. If any provision of this Agreement violates the law or is otherwise unenforceable, the rest of the Agreement shall remain valid.

13. SUCCESSORS AND ASSIGNS. A successor to and assignee of Lender's rights and obligations under the security agreement between Lender and Owner will succeed to Lender's rights and obligations under this Agreement.

14. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the address described in this Agreement or such other addresses as the parties may designate in writing from time to time.

--------------------------------------------------------------------------------
Dated:  OCTOBER 1, 2003


OWNER:  WINNEBAGO INDUSTRIES, INC.        OWNER:  WINNEBAGO INDUSTRIES, INC.

/s/ Edwin F. Barker                       /s/ Joseph L. Soczek, Jr.
----------------------------------------  --------------------------------------
EDWIN F. BARKER, VICE PRESIDENT & CFO     JOSEPH L. SOCZEK, JR. TREASURER


OWNER:                                    OWNER:


----------------------------------------  --------------------------------------


OWNER:                                    OWNER:


----------------------------------------  --------------------------------------


BORROWER: FOREST CITY ECONOMIC            BORROWER: FOREST CITY ECONOMIC
          DEVELOPMENT, INC.                         DEVELOPMENT, INC.

/s/ Lloyd M. Willig                       /s/ Mary Ann Farus
----------------------------------------  --------------------------------------
LLOYD M. WILLIG, TREASURER                MARY ANN FARUS, VICE PRESIDENT



LENDER: FIRST SECURITY BANK &             DEPOSITORY INSTITUTION: MANUFACTURERS
        TRUST CO.                                                 BANK AND
                                                                  TRUST COMPANY

/s/ Norman J. Gerdes                      /s/ Richard M. Fischer
----------------------------------------  --------------------------------------
NORMAN J. GERDES,                         RICHARD M. FISCHER
EXECUTIVE VICE PRESIDENT                  SENIOR VICE PRESIDENT



                                RELEASE BY LENDER

This is to advise Depository Institution that Lender's Security Interest in the Collateral has been RELEASED.

                                          LENDER:


                                          BY:
                                             -----------------------------------


                                          TITLE:
                                                --------------------------------


                                          DATED:
                                                --------------------------------

First Security Bank & Trust Co.
803 Clark
PO Box 607                              COLLATERAL RECEIPT
Charles City, IA 50616                     NO.  102271
     "LENDER"


----------------------------------------  --------------------------------------
              BORROWER                                 OWNER
----------------------------------------  --------------------------------------
FOREST CITY ECONOMIC DEVELOPMENT, INC.    WINNEBAGO INDUSTRIES, INC.


----------------------------------------  --------------------------------------
               ADDRESS                                  ADDRESS
----------------------------------------  --------------------------------------
PO BOX 347                                PO BOX 347
FOREST CITY, IA 50436                     FOREST CITY, IA 50436

----------------------------------------  --------------------------------------

TELEPHONE NO.        IDENTIFICATION NO.   TELEPHONE NO.     IDENTIFICATION NO.

----------------------------------------  --------------------------------------


---------  ----------  -------------------  ----------------  ----------  ----------  --------------
 OFFICER    INTEREST    PRINCIPAL AMOUNT/       FUNDING/       MATURITY    CUSTOMER    LOAN NUMBER
INITIALS      RATE         CREDIT LIMIT      AGREEMENT DATE      DATE       NUMBER
---------  ----------  -------------------  ----------------  ----------  ----------  --------------
             5.75%        $2.925,000.00         10/01/03       8/01/12                   102271
---------  ----------  -------------------  ----------------  ----------  ----------  --------------

Owner hereby deposits with Lender as collateral to secure the Obligations of Borrower or Owner to Lender the following described property:

MANUFACTURERS BANK & TRUST COMPANY CERTIFICATE OF DEPOSIT NO. 34303 ISSUED TO WINNEBAGO INDUSTRIES, INC. IN THE AMOUTN OF $500,000.00




Owner and Lender acknowledge delivery of the above described collateral.

Date:  10/01/2003
                                         LENDER: FIRST SECURITY BANK & TRUST CO.

                                         /s/ Norman J. Gerdes
                                         --------------------------------------
                                         NORMAN J. GERDES,
                                         EXECUTIVE VICE PRESIDENT


OWNER:  WINNEBAGO INDUSTRIES, INC.       OWNER:  WINNEBAGO INDUSTRIES, INC.

/s/ Edwin F. Barker                      /s/ Joseph L. Soczek, Jr.
---------------------------------------- --------------------------------------
EDWIN F. BARKER, VICE PRESIDENT & CFO    JOSEPH L. SOCZEK, JR. TREASURER


OWNER                                    OWNER

---------------------------------------- --------------------------------------


OWNER                                    OWNER

---------------------------------------- --------------------------------------


OWNER                                     OWNER

----------------------------------------  --------------------------------------